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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 2, 2002


                               Mazel Stores, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)



            OHIO                         0-21597             34-1830097
 -----------------------------        ------------       ------------------
 (State or other jurisdiction         (Commission        (I.R.S. Employer
          of incorporation)           File Number)       Identification No.)


 31000 Aurora Road, Solon, Ohio                                   44139
 --------------------------------------------                     -----
 (Address of principal executive offices)                      (Zip Code)


                                  440-248-5200
                                  ------------
               Registrant's telephone number, including area code




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Item 5.  Other Events
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On February 2, 2002, the Registrant and Value City Department Stores (VCDS)
reached an agreement on the terms of the previously announced termination of their VCM, Ltd. joint venture that operated various departments in VCDS stores. VCDS now operates such departments directly. Under the terms of the Agreement, VCDS paid the Registrant $8,375,000 in consideration of the termination of Registrant's rights in and to the joint venture. Registrant also received $4,082,000 in management fees for the year ended February 2, 2002.

Item 7.   Exhibits
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10.1  Settlement and Termination Agreement, dated February 2, 2002 between Odd
Job Trading Corp. (a subsidiary of Registrant) and GB Retailers, Inc. (an affiliate of VCDS) relating to termination of VCM, Ltd.

99.1     Press Release dated February 5, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         Mazel Stores, Inc.
                                         (Registrant)


Date: February 6, 2002                   By:  /s/ Edward Cornell
                                             ----------------------------------
                                             Name:  Edward Cornell
                                             Title: Chief Financial Officer